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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 29, 2001
                                                          --------------


                           CARAUSTAR INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




       North Carolina                 0-20646                   58-1388387
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)


                           3100 Joe Jerkins Boulevard
                          Austell, Georgia 30106-3227
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (770) 948-3101
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
             -----------------------------------------------------
             (Former name or address, if changed from last report)



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Item 5.  Other Events.


         On March 29, 2001, Caraustar Industries, Inc. issued a press release announcing that it has sold $29.0 million of its 7 1/4% senior notes due 2010 and $285.0 million of its 9 7/8% senior subordinated notes due 2011 through institutional private placements. This press release is attached as Exhibit
99.1 and is incorporated by reference herein.

         This report is neither an offer to sell nor a solicitation of an offer to buy any of the notes.

         The notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and are being offered only to qualified institutional buyers in reliance on Rule 144A or in offshore transactions pursuant to Regulation S under the Securities Act. Unless so registered, the notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 7.  Exhibits.

         Exhibit 99.1      Press Release dated March 29, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: March 29, 2001


                                          CARAUSTAR INDUSTRIES, INC.



                                          By: /S/ H. Lee Thrash, III
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                                                  H. Lee Thrash, III
                                                  Vice President and Chief
                                                  Financial Officer



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